1 NASDAQ: VPFG First Quarter 2013 Earnings Kevin Hanigan – President and Chief Executive Officer Patti McKee – Executive Vice President and Chief Financial Officer EXHIBIT 99.3

2 Safe Harbor Statement Certain matters discussed on this call may contain forward‐looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond ViewPoint Financial Group, Inc.’s control, could cause actual results to differ materially from future results expressed or implied by such forward‐looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward‐looking statements can be found in our annual report on Form 10‐K for the year ended December 31, 2012, and in other filings made by ViewPoint Financial Group, Inc. with the Securities and Exchange Commission.

3 1st Quarter Results  Continued success executing loan diversity strategy  Improved earning asset mix from low yielding securities into loans  Increased mix of non-interest bearing deposits Commercial Bank Transformation Strong Loans HFI Growth, Linked Quarter Decline in Loans HFS  LHFI increased $54.3 million, or 3.2%, from Q4 2012  Strong C&I and commercial real estate growth, $23.9 million and $57.6 million, respectively, for 7.3% linked quarter increase  Average balance of WPP down $170.4 million, or 18.8%, from Q4 2012  Average balance of WPP up $100.7 million, or 15.8%, from Q1 2012  Net income increased 14% over Q1 2012, to $8.1 million, or $0.21 EPS  NIM of 3.64%, up 34 bps over 3.30% for same time last year  Results driven by reduced deposit cost and improvement in earning asset mix Strong Capitalization & Stable Credit Quality  Tangible common equity of $500 million, or 14.95% of tangible assets  Asset quality – NPAs/Loans & OREO of 1.67%  Compares favorably to industry Source: VPFG 10-Q for Q1 2013, Company Documents Earnings Growth

4 Commercial Bank Transformation Loans Held for Investment Composition Source: SNL Financial, VPFG 10-Q for Q1 2013 Resi. RE 21% Comm. RE 51% C&I 17% Cons. & Other 11% December 31, 2007 Resi. RE 34% Comm. RE 28% C&I 1% Cons. & Other 37% December 31, 2012 Continued progress in transitioning towards a balanced loan book Resi. RE 22% Comm. RE 50% C&I 16% Cons. & Other 12% March 31, 2013

5 Improved Earning Asset Mix Source: VPFG 10-Q for Q1 2013, Company Documents Loans held for investment, 42% Loans held for sale, 23% Securities and Overnight Funds, 35% Average Earning Assets and Related Yields March 31, 2012 March 31, 2013 Yield on earning assets: 4.13% Yield on earning assets: 4.27% Loans held for investment, 53% Loans held for sale, 24% Securities and Overnight Funds, 23%

6 Strong Loan Growth C&I Lending Growth (1) ($ in millions) Source: VPFG 10-Q for Q1 2013; Company Documents (1) The 2Q’12 balance includes $117 million in purchased C&I loans related to the Highlands acquisition (2) The 2Q’12 balance includes $83 million in purchased CRE loans related to the Highlands acquisition $51.2 $180.7 $226.4 $245.8 $271.6 $19.1 $17.0 $25.9 $32.7 $30.9 25 75 125 175 225 275 325 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 C&I WHLOC $197.7 $252.3 $278.5 $302.5 $70.3 $624.1 $760.6 $794.6 $839.9 $897.5 600 650 700 750 800 850 900 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 CRE Lending Growth (2) ($ in millions) C&I and CRE increased a combined 7.3% (linked quarter)

7 Warehouse Purchase Program  Average balances increased $100 million, or 15.8%, from Q1 2012 to Q1 2013  Increased from 38 clients to 47 clients from Q1 2012 to Q1 2013 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 $274 $638 $738 (i n m ill io n s ) Average Warehouse Purchase Program Balances Source: VPFG 10-Q for Q1 2013; Company Documents

1.22% 1.22% 1.10% 0.88% 0.67% 0.58% 0.49% 0.43% 0.45% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 Quarterly Cost of Deposits Non-interest- bearing demand 17% Interest-bearing demand 21% Savings 9% Money Market 32% Time 21% 8 Significant Improvement in Deposit Cost Source: VPFG 10-Q for Q1 2013 and Company Documents Continued strong performance in deposit costs Average non-interest-bearing deposits increased to $367M from $359M linked quarter 70%, or $316M, of time deposits to mature within 12 months with WAR of 1.22% Quarterly Avg. Deposits

9 Financial Comparisons Source: Company Documents Q1 2013 Yield Q4 2012 Yield Q1 2012 Yield Q1/Q4% CHANGE YOY % CHANGE Loans held for sale $ 738,234 3.92% $ 908,603 4.05% $ 661,688 4.18% -19% 12% Loans held for investment 1,667,591 5.55 1,648,203 5.84 1,198,063 5.81 1 39 Total net loans 2,405,825 5.05 2,556,806 5.20 1,859,751 5.23 -6 29 Securities 674,109 1.79 734,598 1.74 950,906 2.12 -8 -29 Non-interest-bearing demand 367,217 - 358,707 - 213,220 - 2 72 Interest-bearing demand 465,385 0.40 463,465 0.43 473,687 0.94 0 -2 Savings and money market 877,690 0.27 888,410 0.27 759,590 0.26 -1 16 Time 450,071 1.22 469,772 1.03 472,097 1.39 -4 -5 Total deposits 2,160,363 0.45 2,180,354 0.43 1,918,594 0.67 -1 13 Borrowings 590,238 1.67 770,627 1.37 610,255 1.74 -23 -3 Quarterly Average Balances

10 Financial Review Q1 2013 2012 TCE/ Assets 14.95% 13.53% Net Interest Margin 3.64% 3.30% Yield on Earning Assets 4.27% 4.13% Cost of Funding 0.82% 1.02% Return on Assets 0.97% 0.95% NPAs/ Loans HFI + OREO 1.67% 1.94% Performance metrics have improved year over year Source: VPFG 10-Q for Q1 2013; Company Documents

11 Strong Credit Quality Net Charge Offs/ Average Loans NPAs / Loans + OREO (1) (1) Loans represent VPFG loans held for investment Source: Company documents; SNL Financial NPA/ Equity 0.31 0.17 0.09 0.11 0.00 0.30 0.60 0.90 1.20 1.50 1.80 2009Y 2010Y 2011Y 2012Y VPFG Small Cap U.S. Bank Index Regional Southwest U.S. Bank Index 7.58 5.12 6.25 5.59 0.00 10.00 20.00 30.00 40.00 50.00 60.00 2009Y 2010Y 2011Y 2012Y VPFG Small Cap U.S. Bank Index Southwest U.S. Bank Index 1.39 1.83 2.06 1.72 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 2009Y 2010Y 2011Y 2012Y VPFG Small Cap U.S. Bank Index Regional Southwest U.S. Bank Index

12.2% 8.7% 8.6% 13.5% 12.7% 13.5% 15.0% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 Q1 2013 15.8% 10.6% 14.4% 17.6% 24.4% 21.7% 19.6% 5% 10% 15% 20% 25% 30% 2007 2008 2009 2010 2011 2012 Q1 2013 12 Robust Capital Tier 1 Capital Tang. Common Equity / Tang. Assets ViewPoint remains among the strongest capitalized institutions in the industry  19.6% Tier 1 Capital at Q1 2013*  15.0% Tangible Common Equity to Tangible Assets Deploying capital  Organic Growth  Dividends  Share Repurchase Authorized  Disciplined M&A * Reflects change in regulatory risk weighting for Warehouse Purchase Program loans from 50% to 100% Source: Company Documents at March 31, 2013

13 Closing Comments Strong core loan growth Credit quality continues to outpace our peers Capital position provides us with good options We are executing our plan to be a premier Texas community bank

14 Questions?

15 Appendix The subsequent table presents non-GAAP reconciliations of the following calculations:  TCE (Tangible Common Equity) to TCA (Tangible Common Assets) ratio  TCE per share

16 Appendix TCE to TA, TCE per Share and Price to TBV at March 31, 2013 (Dollar amounts in thousands) Total GAAP equity $530,967 Less: goodwill (29,650) Less: identifiable intangible assets, net (1,541) Total tangible equity $499,776 Total GAAP assets $3,373,636 Less: goodwill (29,650) Less: identifiable intangible assets, net (1,541) Total tangible assets $3,342,445 GAAP Equity to Total Assets 15.74% TCE to TA 14.95% Shares outstanding at March 31, 2013 39,948,031 TCE per Share $12.51